EXHIBIT 99.16

FIRST AMENDMENT TO

STOCK PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT (“First Amendment”) is executed as of August 15, 2008, by Voyager Gas Holdings, L.P., a Texas limited partnership (“Seller”), Voyager Gas Corporation, a Delaware corporation (the “Company”), and ABC Funding, Inc., a Nevada corporation (“Buyer”).

RECITALS

WHEREAS, Seller, the Company, and Buyer are parties to a Stock Purchase and Sale Agreement dated as of May 22, 2008 (the “Purchase Agreement”), pursuant to which Seller agreed to sell and transfer, and Buyer agreed to purchase and pay for, all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (terms defined in the Purchase Agreement shall have the same meanings when used herein, unless expressly provided otherwise); and

WHEREAS, Seller, the Company, and Buyer desire to amend the Purchase Agreement in several respects.

NOW, THEREFORE, for and in consideration of the mutual promises contained in the Purchase Agreement, the benefits to be derived by each Party thereunder and hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, the Company, and Buyer agree as follows:

1. Amendments.  The Purchase Agreement is amended, effective as of May 22, 2008, as follows:

(a) In Section 6.9 of the Purchase Agreement, the reference to “this Section 6.10” is deleted and “this Section 6.9” is substituted therefor.

(b) Section 8.1 of the Purchase Agreement is deleted in its entirety, and the following provision is substituted therefor:

8.1  Closing.  The Closing shall be held at the offices of Jackson Walker L.L.P., at 1401 McKinney, Suite 1900, Houston, Texas 77010, at 10:00 A.M., Central Time, on September 2, 2008 (the “Scheduled Closing Date”), or at such earlier or later date or other place or time as Seller and Buyer may agree in writing (the Scheduled Closing Date, as so adjusted, being referred to herein as the “Closing Date”).

(c) The addresses for Seller, the Company, and Buyer in Section 12.4 of the Purchase Agreement are deleted in their entirety and the following provision is substituted therefor:

If to Seller and the Company:                                                                                                If to Buyer:

Mr. Mike Parker                                                                                                ABC Funding, Inc.

Voyager Gas Holdings, L.P.                                                                           4606 FM 1960 West, Suite 400

15851 Dallas Parkway                                                                                     Houston, Texas  77069

Suite 1125                                                                                                         Attention: Mr. Robert P. Munn

Addison, Texas  75001                                                                                     Phone: 281-315-8880

Phone:  214-694-2040                                                                                                Fax: 281-315-8863

Fax:  214-694-2041

with copies to:                                                                           with copies to:

Mr. Christopher Ray                                                                                                Mr. Matthew S. Cohen

Natural Gas Partners                                                                                                Thompson & Knight LLP

125 E. John Carpenter Fwy., Suite 600                                                                  919 Third Avenue, 39th Floor

Irving, Texas  75062                                                                                                New York, New York  10022

Phone:  972-432-1444                                                                                                Phone: 212-751-3794

Fax:  972-432-1441                                                                                                Fax: 212/999-1613

and                                                                           and

Mr. John English                                                                                                Mr. Michael P. Pearson

Baker & Hostetler LLP                                                                                     Jackson Walker L.L.P.

1000 Louisiana                                                                                                   1401 McKinney, Suite 1900

Suite 2000                                                                                                            Houston, Texas  77010

Houston, Texas  77002                                                                                     Phone: 713-752-4311

Phone:  713-646-1384                                                                                          Fax: 713-752-4221

Fax:  713-751-1717

(d)          In Schedule 1.1 to the Purchase Agreement, the definition of “Defect Amount” is amended by deleting the reference to “Exhibit B” and substituting therefor the term “Exhibit A-2”.

(e)          Exhibit A-2 to the Purchase Agreement is deleted in its entirety, and the revised version of such Exhibit A-2 attached to this First Amendment as Appendix I is substituted therefor.

2. Ratification.  Seller, the Company, and Buyer do hereby ADOPT, RATIFY, and CONFIRM the Purchase Agreement and all of its terms and provisions, as amended hereby (as so amended, the “Amended Purchase Agreement”), and declare the Amended Purchase Agreement to be in full force and effect effective as of the date of this First Amendment.

3. GOVERNING LAW; JURISDICTION; VENUE.  THIS FIRST AMENDMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.  ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS FIRST AMENDMENT.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT SHALL BE LITIGATED IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS.

4. Miscellaneous.  This First Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.  At the Parties’ election, this First Amendment may be executed by the Parties in different locations and shall become binding upon both Parties upon the exchange by the Parties of executed signature pages by facsimile.  In the event of such a facsimile execution, the Parties shall execute and deliver each to the other a fully executed original counterpart of this First Amendment within thirty (30) days after such facsimile execution hereof; provided, however, that the failure of the Parties to execute such an original counterpart of this First Amendment shall not affect or impair the binding character or enforceability of this First Amendment.  This First Amendment shall inure to the benefit of, and be binding on, the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, Seller, the Company, and Buyer have executed this First Amendment as of the date first above written, to be effective as provided herein.

SELLER:

VOYAGER GAS HOLDINGS, L.P.

By:           VGH GP, L.L.C., its General

Partner

By:           /s/  Christopher Ray

Name:                      Christopher Ray

Title:                      Vice President

COMPANY:

VOYAGER GAS CORPORATION

By:           /s/  Mike Parker

Name:                      Mike Parker

Title:                      President

BUYER:

ABC FUNDING, INC.

By:           /s/  Robert P. Munn

Robert P. Munn

President